                              THE THAI FUND, INC.
---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Snoh Unakul
Frederick B. Whittemore      DIRECTOR
VICE-CHAIRMAN OF THE BOARD   James W. Grisham
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Michael F. Klein
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Harold J. Schaaff, Jr.
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
David B. Gill                Valerie Y. Lewis
DIRECTOR                     SECRETARY
Graham E. Jones              James R. Rooney
DIRECTOR                     TREASURER
Sukri Kaocharern             Belinda A. Brady
DIRECTOR                     ASSISTANT TREASURER
John A. Levin
DIRECTOR

---------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
----------------------------------------------------------------
THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
----------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
----------------------------------------------------------------
CUSTODIANS
The Thai Farmers Bank Limited
400 Phahon Yothin Road
Bangkok, Thailand

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
----------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
----------------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
----------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

----------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

        ----------------------------------------------------------------

                                      THE
                                   THAI FUND,
                                      INC.
                          ----------------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share of -35.93%, compared to -36.25% for the U.S. dollar adjusted Securities Exchange of Thailand Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through December 31, 1996, the Fund's total return, based on net asset value per share, was 197.17%, compared to 144.52% for the Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $16 3/8, representing a 4.8% premium to the NAV per share.

The Thai market had started the year on a strong note, led by a liquidity-driven rally, and rose in line with regional markets as foreign and local investors bought stocks aggressively. Falling domestic interest rates fueled bullish sentiment further. The rally subsided by the end of the first quarter, however, in part due to somewhat disappointing corporate earnings. The market traded sideways for the most part of the second quarter as banks were negatively affected by a rise in reserve requirements and rising bond yields in the U.S. Signs of an economic slowdown began to creep in and rumors about property companies being unable to service their high debt burdens began to circulate. The asset quality of bank and finance companies was also called into question.

The descent of the Thai market accelerated in the third quarter and talk surfaced of a Baht devaluation as selling reached almost climactic proportions. Cellular operators were hit as the exclusivity of their concessions were called into question. Finance and banking stocks were sold relentlessly and speculation about further bankruptcies erupted into a near frenzy.

Political uncertainty heightened as a no-confidence debate in September against the ruling party brought about the dissolution of the parliament and a general election was set for November 17. The resignation of the then Prime Minister had brought a sense of relief to the market as investors expected the political environment to improve. The popular Democrats were favored to win and the market attempted to recover from the lows as the election date neared.

Economic data led by exports continued to signal a rapidly slowing economy. Reported corporate earnings continued to come in below analysts' expectations. As the Baht weakened, the absence of room for interest rate cuts meant the monetary policy could not be used to stimulate the ailing economy. The market was hoping for a Democrat win but sold off sharply when the New Aspiration Party won the elections and formed the ruling coalition. Selling towards the end of the year was exaggerated by the fact that trading volume in the stock market was very low.

The Fund's performance against the Index for the year was influenced by its sector strategy as well as its stock selection. We were overweighted in the communications (-47.8%) and finance (-56.4%) sectors. The Fund was underweighted in the energy sector (+13.4%) for most of the year. The Fund also overweighted the banking sector (-30.2%); however, it had little or no exposure to the property sector (-45.0%) throughout the course of the year.

In terms of stock selection, some of our larger holdings underperformed the Index. These included Advanced Info Services (-51.1%), Shinawatra Computer (-50.0%) and Siam Cement (-39.5%). Better performers in the Fund's portfolio, on a relative basis, included Thai Investment Securities Co. (-1.6%), Serm Suk (-4.6%) and Bangkok Bank (-11.6%).

For 1997, the situation in Thailand does not look like it will improve in the near term. The direction of the Thai stock market will be largely determined by interest rates, corporate earnings and economic growth. Interest rates cannot come down much in Thailand because that would leave the Thai Baht vulnerable. With global interest rates likely to trend up in 1997, led by the U.S., there appears to be little or no room for domestic interest rates to fall. Earnings are unlikely to recover either. As the asset quality of banks and finance companies deteriorate with a slowing economy, provisions for doubtful debts will likely rise. This will cap any sharp rise in earnings for the financial sector. As lenders turn conservative, loan growth will also slow. The economic outlook, however, looks less pessimistic. Despite a likely slowdown, economic growth should be about 6.5% to 7.0% for 1996. Consensus economic forecasts suggest that 1997 will be better than 1996. This slight rebound may provide a boost to the market.

In valuation terms, the Thai market currently is cheap in relation to the region and on a historical basis. The pessimism towards the market is borne out by the fact that many issues are trading at or below their reported book value. However, at a price earnings ratio of close to 12 times 1997 estimated earnings, the market should be well supported, and although the earnings outlook is uncertain, as long as economic growth remains fairly strong, there should be room for fairly decent earnings growth.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

 [SIGNATURE]

Ean Wah Chin
SENIOR PORTFOLIO MANAGER

       [SIGNATURE]

Richard Toh
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Thai Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                        --------------------------------------------------------------------------

                            MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (1)(3)
                        ------------------------  ----------------------  ------------------------
                                       AVERAGE                  AVERAGE                  AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE     ANNUAL
                        ------------------------  ----------------------  ------------------------
ONE YEAR                    -25.33%      -25.33%      -35.93%     -35.93%     -36.25%      -36.25%
FIVE YEAR                    53.36+        8.93+       53.18+       8.90+      15.61         2.94
SINCE INCEPTION*            211.33+       13.64+      197.17+      13.05+     144.52        10.59

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1988*      1989       1990       1991       1992       1993        1994       1995       1996
 NET ASSET VALUE PER SHARE    $10.24     $18.88     $13.08     $15.41     $20.69     $39.42      $28.30     $24.89     $15.63
Market Value Per Share          $11.75     $32.25     $16.00     $16.25     $18.75     $36.88      $22.38     $22.38     $16.38
Premium/(Discount)              14.70%     70.80%     22.30%      5.50%     -9.40%     -6.40%     -20.90%    -10.10%      4.80%
Income Dividends                 $0.29      $0.36      $0.21      $0.21          -      $0.36       $0.35      $0.11      $0.32
Capital Gains Distributions          -      $2.09      $1.68      $0.47          -      $0.51       $4.62      $3.38      $0.08
Fund Total Return (2)           -5.60%    109.87%    -20.44%     23.08%     34.26%     98.89%    -10.43%+     -0.05%    -35.93%
Index Total Return (1)(3)        3.90%    120.97%    -28.60%     15.80%     24.71%     88.40%     -17.76%     -6.11%    -36.25%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand.

 * The Fund commenced operations on February 16, 1988.

 + This return does not include the effect of dilution in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            94.4%
Short-Term Investments        5.6%

--------------------------------------------------------------------------------
SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Automobiles                                   5.1%
Banking                                      31.1%
Beverages                                     7.9%
Broadcasting & Publishing                     5.2%
Building Materials & Components               6.2%
Electrical & Electronics                      4.3%
Financial Services                            9.3%
Insurance                                     3.3%
Miscellaneous Materials & Commodities         2.8%
Telecommunications                           15.3%
Others                                        9.5%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                    PERCENT OF
                                    NET ASSETS
                                    ----------
 1.  Bangkok Bank Ltd.                13.1%
 2.  Thai Farmers Bank, Ltd.           9.3
 3.  The Serm Suk Co., Ltd.            7.9
 4.  Siam Commercial Bank Co. Ltd.     7.4
 5.  Advanced Information Services
       Co. Ltd.                        6.2

                                    PERCENT OF
                                    NET ASSETS
                                    ----------

 6.  Thai Investment & Securities
       Co., Ltd.                       5.2%
 7.  BEC World plc                     5.2
 8.  TelecomAsia Corp., Ltd.           5.1
 9.  Shinawatra Computer Co. Ltd.      4.3
10.  Siam Cement Co., Ltd.             4.1
                                       ---
                                      67.8%
                                       ---
                                       ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                           VALUE
                                                      SHARES               (000)
---------------------------------------------------------
------------
THAI INVESTMENT PLAN (104.3%)
--------------------------------------------------
----------
THAI COMMON STOCKS (98.8%)
(Unless otherwise noted)
APPLIANCES & HOUSEHOLD DURABLES (1.0%)
  Singer Thailand Ltd. (Local)                       500,300        U.S.$  2,146
                                                              ------------------
AUTOMOBILES (5.1%)
  Swedish Motor Corp., Ltd. (Local)                1,500,000               2,237
  Thai Rung Union Car plc                          1,660,000               8,091
                                                              ------------------
                                                                          10,328
                                                              ------------------
BANKING (31.1%)
  Bangkok Bank Ltd. (Local)                        3,600,000              26,811
  Industrial Finance Corp. of Thailand
   (Local)                                           950,000               2,537
  Siam Commercial Bank Co., Ltd. (Local)           2,300,000              15,067
  Thai Farmers Bank, Ltd. (Local)                  3,900,000              19,009
                                                              ------------------
                                                                          63,424
                                                              ------------------
BEVERAGES (7.9%)
  The Serm Suk Co., Ltd. (Local)                   1,117,800              16,214
                                                              ------------------
BROADCASTING & PUBLISHING (5.2%)
  +BEC World plc                                   1,014,000               9,726
  *+BEC World plc (foreign)                           86,000                 825
                                                              ------------------
                                                                          10,551
                                                              ------------------
BUILDING MATERIALS & COMPONENTS (6.2%)
  American Standard Sanitaryware
   Thailand, Ltd. (Local)                             75,150               1,114
  Siam Cement Co., Ltd. (Local)                      264,000               8,318
  Siam City Cement Co., Ltd. (Local)                 620,000               3,240
                                                              ------------------
                                                                          12,672
                                                              ------------------
CHEMICALS (2.2%)
  National Petrochemical plc                       5,793,300               4,461
                                                              ------------------
ELECTRICAL & ELECTRONICS (4.3%)
  Shinawatra Computer Co. Ltd. (Local)               720,000               8,703
                                                              ------------------
-----------------------------------------------------------------
-------------

                                                                           VALUE
                                                      SHARES               (000)

---------------------------------------------------------
------------
FINANCIAL SERVICES (9.3%)
  Finance One Co., Ltd. (Local)                    1,500,000  U.S.$        2,851
  Phatra Thanakit Co., Ltd. (Local)                2,000,000               5,615
  Thai Investment & Securities Co., Ltd.
   (Local)                                         2,152,100              10,573
                                                              ------------------
                                                                          19,039
                                                              ------------------
INSURANCE (3.3%)
  Bangkok Insurance Co., Ltd. (Local)                261,800               3,675
  Dhipaya Insurance PCL                              890,100               3,089
                                                              ------------------
                                                                           6,764
                                                              ------------------
MISCELLANEOUS MATERIALS & COMMODITIES (2.8%)
  Charoen Pokphand Feedmill Co., Ltd.
   (Local)                                         1,848,800               5,767
                                                              ------------------
REAL ESTATE (2.4%)
  Land & House Co., Ltd. (Local)                     715,600               4,855
                                                              ------------------
TELECOMMUNICATIONS (15.3%)
  Advanced Information Services Co.,
   Ltd. (Local)                                    1,368,900              11,636
  Advanced Information Services Co.,
   Ltd. (Foreign)                                    115,000               1,076
  +TelecomAsia Corp., Ltd. (Local)                 5,000,000              10,431
  United Communications Industry (Local)           1,200,000               8,142
                                                              ------------------
                                                                          31,285
                                                              ------------------
TEXTILES & APPAREL (0.7%)
  Thai Wacoal PCL                                    347,013               1,461
  *+Thai Rung Textile                                  3,832                   0
                                                              ------------------
                                                                           1,461
                                                              ------------------
WHOLESALE & INTERNATIONAL TRADE (2.0%)
  International Cosmetics PCL (Local)                875,000               3,992
                                                              ------------------
-----------------------------------------------------------------
-------------
TOTAL THAI COMMON STOCKS
  (Cost U.S. $179,202)                                                   201,662
                                                              ------------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                               FACE
                                              AMOUNT              VALUE
                                               (000)              (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (5.5%)
  (Interest Bearing Demand Account)
  Thai Baht
   (Cost U.S. $11,296)                      THB   288,293  U.S.$ 11,241
                                                           ------------
-----------------------------------------------------------------
-------------
TOTAL THAI INVESTMENT PLAN
  (Cost U.S. $190,498)                                          212,903
                                                           ------------
-----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (0.4%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.95%, dated
   12/31/96, due 1/2/97, to be
   repurchased at U.S. $833,
   collateralized by U.S. $800 United
   States Treasury Bonds, 7.25%, due
   5/15/16, valued at U.S. $853 (Cost
   U.S. $833)                             U.S.$       833           833
                                                           ------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (104.7%)
  (Cost U.S. $191,331)                                          213,736
                                                           ------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (0.0%)
  Receivable for Investments Sold                      44
  Interest Receivable                                  13
  Other Assets                                         26            83
                                                 --------  ------------
-----------------------------------------------------------------
-------------
LIABILITIES (-4.7%)
  Deferred Thai Taxes                                            (2,246)
  Payable for:
    Thai Taxes                                     (4,720)
    Dividends Declared                             (2,186)
    Thai Investment Advisory Fees                    (124)
    U.S. Investment Advisory Fees                    (119)
    Professional Fees                                 (65)
    Shareholder Reporting Expenses                    (63)
    Directors' Fees and Expenses                      (39)
    Custodian Fees                                    (28)
    Administrative Fees                               (18)
  Other Liabilities                                    (2)       (7,364)
                                          ---------------  ------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 13,065,189 issued and outstanding U.S.
   $0.01 par value shares (30,000,000 shares authorized)   U.S.$204,209
                                                          -------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                  U.S.$  15.63
                                                          -------------
-----------------------------------------------------------------
-------------

                                                                 AMOUNT
                                                                 (000)

---------------------------------------------------------
------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
  Common Stock                                             U.S.$    131
  Capital Surplus                                               189,044
  Distributions in Excess of Net
   Investment Income                                             (6,647)
  Accumulated Net Realized Gain                                   1,522
  Unrealized Appreciation on Investments
   and Foreign Currency Translations
   (net of accrued Thai tax of
   U.S.$2,246 on unrealized
   appreciation)                                                 20,159
-----------------------------------------------------------------
-------------
TOTAL NET ASSETS                                           U.S.$204,209
-----------------------------------------------------------------------

+ -- Non-income producing.
* -- Security valued at fair value -- see Note A-1 to financial statements.

December 31, 1996 exchange rate -- Thai Baht (THB) 25.646 = U.S. $1.00

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                             (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................  U.S.$    7,967
    Interest................................................             613
-------------------------------------------------------------------------------
      Total Income..........................................           8,580
-------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees...........................           1,812
    Thai Investment Advisory Fees...........................             805
    Custodian Fees..........................................             340
    Administrative Fees.....................................             261
    Professional Fees.......................................             104
    Shareholder Reporting Expenses..........................              97
    Directors' Fees and Expenses............................              62
    Transfer Agent Fees.....................................              18
    Other Expenses..........................................              87
-------------------------------------------------------------------------------
      Total Expenses........................................           3,586
-------------------------------------------------------------------------------
    Net Investment Income Before Thai Tax...................           4,994
    Less: Thai Tax on Investment Income.....................             731
-------------------------------------------------------------------------------
        Net Investment Income...............................           4,263
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold (Net of Thai tax of U.S.
     $2,685 on net realized gains)..........................           1,927
    Foreign Currency Transactions...........................            (201)
-------------------------------------------------------------------------------
        Net Realized Gain                                              1,726
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments.............................        (122,761)
    Appreciation on Foreign Currency Translations...........             278
-------------------------------------------------------------------------------
        Change in Unrealized Appreciation/Depreciation......        (122,483)
-------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation..................................        (120,757)
-------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....   U.S.$(116,494)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                  (000)               (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...................................  U.S.$    4,263      U.S.$    4,583
    Net Realized Gain.......................................           1,726              31,791
    Change in Unrealized Appreciation/Depreciation..........        (122,483)            (33,048)
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................        (116,494)              3,326
---------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...................................              --                (736)
    In Excess of Net Investment Income......................          (4,207)               (638)
    Net Realized Gain.......................................          (1,001)            (40,523)
    In Excess of Net Realized Gain..........................              --              (1,855)
---------------------------------------------------------------------------------------------------
    Total Distributions.....................................          (5,208)            (43,752)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (492,835 and 420,438
     shares, respectively)..................................          12,946               9,551
---------------------------------------------------------------------------------------------------
    Total Decrease..........................................        (108,756)            (30,875)
Net Assets:
    Beginning of Year.......................................         312,965             343,840
---------------------------------------------------------------------------------------------------
    End of Year (including distributions in excess of net
     investment income of U.S.$6,647 and U.S.$4,052,
     respectively.).........................................  U.S.$  204,209      U.S.$  312,965
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS:                 1996         1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.........  U.S.$24.89   U.S.$28.30   U.S.$39.42   U.S.$20.69   U.S.$15.41
------------------------------------------------------------------------------------------------------------
Offering Costs.............................          --           --        (0.05)          --           --
------------------------------------------------------------------------------------------------------------
Net Investment Income......................        0.31         0.38         0.32         0.35         0.31
Net Realized and Unrealized Gain (Loss) on
 Investments...............................       (9.15)       (0.19)       (5.08)       19.27         4.96
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations.......       (8.84)        0.19        (4.76)       19.62         5.27
------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..................          --        (0.06)       (0.35)       (0.31)          --
    In Excess of Net Investment Income.....       (0.32)       (0.05)          --        (0.05)          --
    Net Realized Gain......................       (0.08)       (3.23)       (4.62)       (0.45)          --
    In Excess of Net Realized Gain.........          --        (0.15)          --        (0.06)          --
------------------------------------------------------------------------------------------------------------
    Total Distributions....................       (0.40)       (3.49)       (4.97)       (0.87)          --
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value due
 to Capital Share Transactions.............       (0.02)+      (0.11)+      (1.34)++      (0.02)+      0.01+
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...............  U.S.$15.63   U.S.$24.89   U.S.$28.30   U.S.$39.42   U.S.$20.69
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR........  U.S.$16.38   U.S.$22.38   U.S.$22.38   U.S.$36.88   U.S.$18.75
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value...........................      (25.33)%       13.7%       (24.3) +++      104.9%       15.4%
    Net Asset Value (1)....................      (35.93)%       (0.1)%      (10.4) +++       98.9%       34.3%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (THOUSANDS)........  U.S.$204,209 U.S.$312,965 U.S.$343,840 U.S.$400,967 U.S.$209,061
------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Thai Tax to
 Average Net Assets........................        1.19%        1.17%        1.13%        1.22%        1.37%
Ratio of Expenses After Thai Tax to Average
 Net Assets................................        1.43%        1.30%        1.22%        1.38%        1.70%
Ratio of Net Investment Income to Average
 Net Assets................................        1.42%        1.35%        1.01%        1.42%        1.83%
Portfolio Turnover Rate....................          24%          26%          22%          22%          24%
Average Commission Rate (2)................  U.S.$0.0135         N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------

  + Increase (Decrease) due to shares issued on reinvestment of distributions. ++ Consists of U.S.$0.09 per share decrease from reinvestment of distributions and U.S.$1.25 per share decrease due to common stock issued through Rights Offering during the year.
+++ This return does not include the effect of dilution in connection with the Rights Offering.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
 (2) For fiscal years beginning on or after September 1, 1995, the fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was .30% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unitholder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. The Statement of Operations for the year ended December 31, 1996 includes a provision of $2,685,000 for Thai income tax on net realized gains of which $2,222,000 relates to prior years. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses)
    from sales and maturities of forward foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

 5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of .40% of the Fund's first $50 million of average weekly net assets, .25% of the Fund's next $50 million of average weekly net assets and
 .20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. During the year ended December 31, 1996, the Fund made purchases and sales totaling $74,372,000 and $99,510,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $182,721,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $19,774,000, of which $61,201,000 related to appreciated securities and $41,427,000 related to depreciated securities. For the year ended December 31, 1996, the Fund expects to defer to January 1, 1997 for U.S. Federal income tax purposes, post-October currency losses of $151,000.

F. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $22,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 1996, the Board declared a distribution of $0.11 per share, derived from net investment income and $0.06 per share, derived from net realized gains, payable on January 28, 1997, to shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the year ended December 31, 1996, the Fund designates $904,000 as long-term capital gain and expects to pass through to shareholders foreign tax credits of approximately $2,758,000. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $8,478,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Thai Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        The Thai Fund, Inc.
                        Boston Equiserve
                        Dividend Reinvestment and Cash Purchase Plan
                        P.O. Box 1681
                        Boston, MA 02105-1681
                        1-800-442-2001